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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 6, 2003


                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          MARYLAND                       1-13232                 84-1259577
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (I.R.S. Employer
    of incorporation or                File Number)          Identification No.)
       organization)


                        4582 SOUTH ULSTER STREET PARKWAY
                          SUITE 1100, DENVER, CO 80237
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (303) 757-8101


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The press release of Apartment Investment and Management Company ("Aimco"), dated August 6, 2003, attached hereto as Exhibit 99.1 is furnished herewith. Aimco will hold its second quarter 2003 earnings conference call on August 7, 2003 at 2:00 p.m. eastern time. You may join the conference call through an Internet audiocast via Aimco's Website at www.aimco.com/about/financial/2q2003.asp and click on the Webcast link, or by dialing 800-218-0204, or 303-262-2192 for international callers. If you wish to participate, please call approximately five minutes before the conference call is scheduled to begin.

     If you are unable to join the live conference call, you may access the replay on Aimco's Website or by dialing 800-405-2236 (303-590-3000 for international callers) and using access code 545741#. Both replays will be available for 30 days. Please note that the full text of the press release and supplemental schedules are available through Aimco's website at www.aimco.com/about/financial/2Q2003.asp. The information contained on Aimco's website is not incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          The following exhibits are filed with this report:

          Exhibit Number      Description
               99.1           Second Quarter 2003 Earnings Release dated August 6, 2003

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: August 6, 2003

                                        APARTMENT INVESTMENT AND
                                        MANAGEMENT COMPANY


                                        /s/ Paul J. McAuliffe
                                        ----------------------------
                                        Paul J. McAuliffe
                                        Executive Vice President and
                                        Chief Financial Officer


                                        /s/ Thomas C. Novosel
                                        ----------------------------
                                        Thomas C. Novosel
                                        Senior Vice President and
                                        Chief Accounting Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------
    99.1       Second Quarter 2003 Earnings Release dated August 6, 2003
